Goldman Sachs Funds

INTERNATIONAL SMALL CAP FUND

Annual Report August 31, 2000

ATLAS
SOUTHERN Europe
POLAND
UKRAINE
FRANCE
HUNGARY
ROMANIA
CROATIA
BULGARIA
ITALY
TURKEY
Paris

Long-term capital growth

potential through a portfolio of

smaller capitalization companies

located outside of the United States.

Goldman Sachs

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Market Overview

Dear Shareholder:

International equities generated mixed results, as a correction in the technology sector and contrasting country-specific fundamentals impacted the market.

  Market Review: Giving Back Early Gains — After an encouraging strong start, international equity markets gave back the bulk of their gains. As was the case in the U.S., the early rally was very narrow, with technology, media and telecom (TMT) sectors moving sharply forward. This strong performance overshadowed the poor results in most other areas of the market. Then, in March 2000, a sharp correction in the TMT sectors occurred, dragging down much of the market. As the period progressed, concerns over the direction of global interest rates and the questionable prospects for many ‘new economy’ stocks undermined investor confidence. The extreme volatility experienced in recent months was compounded by thin trading volumes in most major markets. High valuations and adverse company-specific news also exacerbated market jitters. European, Asian and Japanese markets largely followed the correction in the U.S. market, although data in Europe and ongoing cost-cutting and restructuring in Asia paint a more positive picture for these regional economies.
  Market Outlook: Reasons for Long-term Optimism — We remain optimistic about the long-term outlook for international equities, despite the weakness in world equity markets this year and, most notably, the recent correction in so-called ‘new economy’ sectors. Our view is predicated on the continuation of the current favorable mix around the world of positive economic growth and relatively subdued inflation, which is providing a supportive environment for corporate earnings growth and equity market valuations. Furthermore, our confidence is bolstered by the significant correction in some highly rated areas of the market, which we considered to be vulnerable to changes in investor sentiment. In addition, the marked de-rating of TMT stocks has enabled us to raise our exposure to companies in whose fundamentals we have a high degree of conviction, and which we believe are well-positioned to outperform over the long-term.

  As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

  Sincerely,

David B. Ford	David W. Blood
Co-Head, Goldman Sachs Asset Management	Co-Head, Goldman Sachs Asset Management

September 15, 2000

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Fund Basics

as of August 31, 2000

PERFORMANCE REVIEW

August 31, 1999–August 31, 2000	Fund Total Return (without sales charge)[1]	MSCI EAFE Small Cap[2]

Class A	26.26%	3.24%
Class B	25.66	3.24
Class C	25.58	3.24
Institutional	27.12	3.24
Service	26.57	3.24

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

2 The unmanaged MSCI EAFE Small Cap Index, incepted 1/15/98, includes 1,502 securities from 23 developed markets with a capitalization range of $200–$800 million and a general regional allocation of 60% Europe, 30% Japan and 10% Asia. Total returns are calculated without dividends reinvested. The Index figures do not reflect fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/00	Class A	Class B	Class C	Institutional	Service

One Year	28.60%	30.23%	34.39%	37.07%	36.31%
Since inception	23.12	24.83	25.89	27.21	26.47
(5/1/98)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/00
Holding	% of Total Net Assets	Line of Business

Thiel Logistik AG	1.7%	Computer Software
Vestas Wind Systems A/S	1.7	Energy Resources
SmartForce PLC ADR	1.7	Information Services
Group 4 Falck A/S	1.6	Electrical Equipment
Guardian IT PLC	1.5	Business Services
Unibail	1.4	Real Estate
Saipem SpA	1.4	Energy Resources
Altran Technologies	1.3	Business Services
Banca Popolare di Milano BPM	1.2	Banks
Matalan PLC	1.2	Real Estate

The top 10 holdings may not be representative of the Fund’s future investments.

1

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs International Small Cap Fund for the one year period that ended August 31, 2000.

Performance Review

Over the one-year period that ended August 31, 2000, the Fund’s Class A, B, C, Institutional and Service share classes produced cumulative total returns, without sales charges, of 26.26%, 25.66%, 25.58%, 27.12% and 26.57%, respectively. These results handily outpaced the 3.24% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Small Cap Europe, Australasia, Far East Index (EAFE).

The Fund’s outperformance during the period was primarily attributable to a significant contribution from regional stock selection.

Portfolio Composition

The Fund’s weightings in each of the three key regions of Japan, Europe and Asia were 32.1%, 53.5% and 7.2%, respectively, as of August 31, 2000. Our objective is to add value more through stock selection within each region. In recent months some of the Fund’s best performance has come from stocks in Europe.

Portfolio Highlights

  Group 4 Falck A/S (Formerly Falck) — Is a European security provider that has produced strong results for the Fund. The firm recently merged with Group 4 Securitas, one of the world’s largest security organizatons. We believe in its new form, Falck is poised to deliver excellent growth and penetration in the fragmented European security services market.
  Aderans Co. Ltd. — Aderans is a good example of one of the Fund’s niche holdings. The company is a Japan-based specialist wig manufacturer, and it has generated very strong results for the Fund.
  Giordano International Ltd. — This Hong Kong based clothing retailer produced outstanding results during the reporting period. Economic conditions in the region continue to improve, aiding Giordano’s sales and revenues.

  Key New Acquisitions

  In recent months the Fund added holdings in Thiel Logistik AG, which continues to win contracts for advanced logistics solutions, and in Bookham in the semiconductor sector. Both of these holdings have now more than doubled since their initial purchase.

2

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Portfolio Outlook

As we move forward, we will continue to seek fast growing companies at attractive valuations. As in the past, our strategy will aim to identify dynamic organizations either benefiting from a structural change in the market, such as outsourcing of services, or companies operating in a particularly attractive market niche. The Fund’s significant outperformance since its inception indicates the long term strength of our investment process. Looking ahead, we believe that as bond yields further stabilize, the strong growth rates for the companies within the Fund, and their attractive valuations versus other growth stocks, we’ll be well positioned for the longer term. Consequently, we feel that the Fund offers excellent value.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs International Small Cap Equity Investment Team

London
September 15, 2000

3

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios.

What Sets Goldman Sachs Funds Apart

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.’s Global Investment Research Department.

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Funds, call your investment professional today.

4

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Performance Summary
August 31, 2000

The following graph shows the value as of August 31, 2000, of a $10,000 investment made on May 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs International Small Cap Fund. For comparative purposes, the performance of the Fund’s benchmarks (Morgan Stanley Capital International EAFE Small Cap Index unhedged (“MSCI Small Cap EAFE”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary, from Class A due to difference in fees and loads.

International Small Cap Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested May 1, 1998 to August 31, 2000.

$18,000
$15,000
$12,000
$7,500
Class A Shares
MSCI Small Cap EAFE
$15,801
$10,872
5/1/98
8/98
2/99
8/99
2/00
8/00

Average Annual Total Return through August 31, 2000 (a)	Since Inception	One Year

Class A
Excluding sales charges	24.56%	26.26%
Including sales charges	21.59%	19.32%

Class B
Excluding contingent deferred sales charges	24.11%	25.66%
Including contingent deferred sales charges	23.11%	20.48%

Class C
Excluding contingent deferred sales charges	24.07%	25.58%
Including contingent deferred sales charges	24.07%	24.55%

Institutional	25.40%	27.12%

Service	24.69%	26.57%

(a)	Commencement date of operations was May 1, 1998 for all classes.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Statement of Investments
August 31, 2000
Shares	Description	Value

Common Stock – 90.0%

Australia – 1.8%
735,000	APN News & Media Ltd. (Publishing)	$ 2,034,421
609,900	Fairfax (John) Holdings Ltd. (Publishing)	1,790,147
250,000	Primary Health Care Ltd. (Health)	834,701
389,400	QBE Insurance Group Ltd. (Insurance)	1,942,336
89,762	Tab Corp. Holdings Ltd. (Entertainment)	509,849
282,177	Westfield Holdings Ltd. (Real Estate)	2,017,696

		9,129,150

Austria – 0.2%
48,251	Cybertron Telekom AG (Telecomunications)	856,697

Denmark – 4.0%
146,193	DSV, De Sammensluttede Vognmaend af Series B* (Transportation)	3,516,892
52,237	Group 4 Falck A/S (Electrical Equipment)	8,180,597
202,104	Vestas Wind Systems A/S (Energy Resources)	8,977,693

		20,675,182

Finland – 2.0%
161,480	Elisa Communications Oyj Series A (Telecommunications)	6,135,547
451,886	JOT Automation Group Oyj (Industrial Equipment)	3,092,958
44,674	Nokian Renkaat Oyj (Auto)	1,249,270
1,025	Talentum (Publishing)	11,556

		10,489,331

France – 8.2%
27,581	Altran Technologies (Business Services)	6,527,711
47,017	Coface (Insurance)	4,424,371
50,100	Compagnie Generale de Geophysique SA* (Energy Resources)	3,736,008
24,676	Diosos* (Diversified Industrial Manufacturing)	920,057
350,275	Elior* (Food & Beverage)	3,793,672
35,585	FI System* (Business Services)	2,132,365
27,379	IPSOS (Media)	3,660,440
2,666	Jet Multimedia (Information Services)	148,868
142,291	Kalisto Entertainment* (Entertainment)	2,475,850
47,747	Royal Canin SA (Grocery)	4,611,750
75,560	SR Teleperformance (Multi-Industry)	2,951,450
48,457	Unibail (Real Estate)	7,356,029

		42,738,571

Shares	Description	Value

Common Stock – (continued)

Germany – 3.3%
40,565	Allbecon AG (Business Services)	$ 1,206,388
2,480	Concept! AG* (Internet)	80,359
40,860	D. Logistics AG* (Business Services)	3,888,517
71,075	Dis Deutscher Industrie (Business Services)	2,997,100
37,290	Intershop Communication AG* (Computer Software)	3,393,181
29,280	Rhoen-Klinikum AG (Health)	1,258,077
70,482	Wedeco AG* (Business Services)	2,408,961
35,667	Zapf Creaton AG (Entertainment)	1,899,803

		17,132,386

Hong Kong – 2.2%
560,200	Dah Sing Financial Holdings (Banks)	2,614,602
903,000	Dickson Concepts International Ltd. (Specialty Retail)	804,699
5,656,000	Giordano International Ltd. (Specialty Retail)	3,172,842
1,520,000	Hang Lung Development Co. Ltd. (Real Estate)	1,413,002
1,254,000	Legend Holding Ltd. (Electronic Components)	1,334,556
542,000	Li & Fung Ltd. (Wholesale)	2,362,867

		11,702,568

Ireland – 3.0%
1,215,800	Independent News & Media PLC (Publishing)	4,145,983
1,036,092	Kingspan Group PLC (Construction)	2,759,373
167,900	SmartForce PLC ADR* (Information Services)	8,730,800

		15,636,156

Italy – 5.5%
258,902	Banca Popolare Commercio e Industria Ordinary Shares (Banks)	6,042,502
922,203	Banca Popolare di Milano BPM (Banks)	6,467,619
503,318	Brembo SpA (Auto)	4,736,299
375,191	Gruppo Coin SpA* (Department Store)	4,329,986
1,242,041	Saipem SpA (Energy Resources)	7,189,096

		28,765,502

Japan – 31.8%
67,000	ABLE, Inc. (Real Estate)	1,130,802
102,700	Aderans Co. Ltd. (Specialty Retail)	4,073,334
205,000	Alpine Electronics Inc. (Electronics Equipment)	3,171,589
150,000	Amatsuji Steel Ball Manufacturing Co. Ltd. (Industrial Parts)	1,378,340
44,000	ARRK Corp. (Manufacturing)	2,227,848
6,800	Bellsystem24, Inc. (Business Services)	3,270,886

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
43,000	Citizen Electronic (Electrical Equipment)	$ 4,475,387
73,000	Culture Convenience Club Co. Ltd.* (Specialty Retail)	1,218,378
257,000	Daiwa Electronics (Consumer Durables)	869,920
85,000	Eneserve Corp. (Energy Resources)	3,984,998
52,500	Enplas Corp. (Electrical Equipment)	3,312,940
336,000	Foster Electric Co. Ltd. (Electrical Equipment)	2,457,384
45,000	Fuji Electronics Co. Ltd. (Wholesale)	898,734
33,700	Fuji Seal (Heavy Machinery)	1,722,128
74,800	Fujimi, Inc. (Diversified Industrial Manufacturing)	3,373,540
328,000	Fujitec Co. Ltd. (Construction)	3,013,971
204,000	Fukuda Denshi Co. Ltd. (Health)	4,016,878
18,000	Funai Electric Co. Ltd. (Electrical Equipment)	2,236,287
15,000	Funai Electric Co. Ltd. New Shares* (Electrical Equipment)	1,863,573
204,700	Hakuto Co. (Electrical Equipment)	6,353,090
435,000	Hitachi Powdered Metals (Mining)	4,731,364
55	Intelligence Ltd. (Business Services)	1,180,966
231,500	Iuchi Seieido Co. (Electrical Equipment)	3,603,282
119,900	Japan Business Computer Co. Ltd. (Computer Software)	3,822,410
171,100	Japan CBM Corp. (Electrical Equipment)	2,406,470
435,000	Kato Sangyo Co. Ltd. (Food & Beverage)	2,651,196
294,000	Kawasumi Labs, Inc. (Chemicals)	2,759,438
111,100	Koekisha Co. Ltd. (Medical Providers)	4,791,936
196,900	Komeri Co. Ltd. (Home Products)	5,815,612
85,300	Kuroda Electric Co. Ltd. (Electronics Equipment)	2,879,325
288	Kyoto Kimono Yuzen Co. Ltd. (Specialty Retail)	1,755,274
81,000	Medical Support Co. (Food & Beverage)	1,594,937
121,100	Meitec Corp. (Business Services)	5,597,966
40,800	Milbon Co. Ltd. (Consumer Non- Durables)	2,677,919
209,500	Ministop Co. Ltd. (Specialty Retail)	4,655,556
117,000	Mirai Industry Co. Ltd. (Multi- Industry)	1,481,013
96,000	Mitta Co. Ltd* (Specialty Retail)	1,989,311
211,000	MKC-STAT Corp. (Business Services)	5,203,282
76,600	Nagaileben Co. Ltd. (Apparel)	1,537,028
266,000	Nippon Kanzai Co. (Business Services)	4,240,038
284,000	Ogura Clutch Co. Ltd. (Auto)	2,290,108
30,000	Otsuka Shokai Co. Ltd. (Computer Software)	2,030,942
Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
39,000	OZEKI Co. Ltd. (Grocery)	$ 2,066,104
92,000	PA Co. Ltd.* (Business Services)	1,096,409
23,200	People Co. Ltd. (Health)	1,651,083
28	Rakuten Inc. (Specialty Retail)	774,496
47,400	Relocation Services Corp. (Real Estate)	3,466,667
80,900	Rock Field Co. Ltd. (Grocery)	4,172,058
199,900	Sato Corp. (Electronics Equipment)	5,023,273
100	Seikoh Giken Co. Ltd. (Electronics Equipment)	64,229
48,100	Sogo Medical Co. Ltd. (Business Services)	771,224
140,600	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	5,523,807
71,000	Suruga Co. Ltd. (Consumer Durables)	3,361,932
77,900	Taiyo Ink Manufacturing Co. Ltd. (Chemicals)	4,557,862
227,700	Trusco Nakayama (Wholesale)	3,219,612
306,000	Uchida Yoko Co. Ltd. (Wholesale)	1,721,519
2,226	Yoshinoya D&C Co. Ltd. (Restaurants)	3,694,346

		165,910,001

Luxembourg – 1.7%
48,347	Thiel Logistik AG* (Computer Software)	9,004,628

Netherlands – 2.1%
62,505	Beter Bed holding NV (Specialty Retail)	1,459,356
242,523	IFCO Systems NV* (Packaging)	5,081,076
98,831	Samas Groep NV (Business Services)	1,337,993
111,689	Versatel Telecom International NV* (Telecommunications)	3,182,777

		11,061,202

Norway – 1.2%
48,551	EDB Business Partner ASA (Business Services)	566,498
186,204	Tomra Systems ASA (Machinery)	5,534,099

		6,100,597

Portugal – 0.4%
469,578	ParaRede, SGPS* (Information Services)	2,251,087

Singapore – 3.1%
392,440	Datacraft Asia Ltd. (Telecommunications)	3,296,496
738,000	DBS Land Ltd. (Real Estate)	1,192,052
1,506,000	First Capital Corp. Ltd. (Real Estate)	1,461,286
390,000	Overseas Union Bank Ltd. (Banks)	1,971,414
305,000	Sembcorp Logistics Ltd. (Transportation)	1,913,892
1,375,000	SIA Engineering Co.* (Airlines)	1,398,089

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Statement of Investments (continued)
August 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Singapore – (continued)
84,000	Singapore Press Holdings Ltd. (Publishing)	$ 1,351,926
297,000	Venture Manufacturing Ltd. (Electrical Equipment)	3,796,409

		16,381,564

Spain – 3.7%
67,895	Aldeasa SA (Specialty Retail)	1,310,955
453,363	Centros Comerciales Pryca SA (Grocery)	6,016,973
153,201	Promotora de Informaciones SA* (Media)	3,665,314
338,790	Sociedad General de Aguas de Barcelona SA (Multi-Industry)	4,240,728
108,413	Sogecable SA* (Broadcasting)	3,897,868

		19,131,838

Sweden – 2.5%
348,642	Europolitan Holdings AB (Telecommunications)	3,711,786
220,207	HiQ International AB (Business Services)	2,496,043
10,158	Proffice AB Series B (Business Services)	362,640
251,803	Sifo Group AB Series B (Business Services)	3,387,676
906,656	Swedish Match AB (Tobacco)	2,929,406

		12,887,551

Switzerland – 3.6%
4,017	Belimo Holding AG (Construction)	1,729,478
20,382	Komax Group* (Machinery)	1,813,553
2,890	Kudelski SA* (Electrical Equipment)	3,865,499
5,145	Lindt & Spruengli AG (Food & Beverage)	2,495,709
14,820	Logitech International SA* (Computer Hardware)	5,010,896
5,662	Societe Generale wD’Affichage (Media)	2,600,230
2,003	Think Tools AG* (Computer Software)	1,067,040

		18,582,405

United Kingdom – 9.3%
1,098,056	Cannons Group PLC (Leisure)	2,309,141
1,909,244	Countrywide Assured Group PLC (Real Estate)	2,798,211
479,769	Future Network PLC* (Media)	5,172,715
322,265	Guardian IT PLC (Business Services)	7,665,071
343,889	ITNET PLC (Business Services)	4,588,666
1,113,216	London Merchant Securities PLC (Real Estate)	3,255,008
714,949	Matalan PLC (Real Estate)	6,385,585
1,070,367	N Brown Group PLC (Specialty Retail)	4,224,732
Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
30,300	NDS Group PLC ADR* (Internet Software)	$ 2,370,975
506,769	Sero Group (Business Services)	4,081,320
719,467	The Berkeley Group PLC (Construction)	5,877,828

		48,729,252

United States – 0.4%
55,000	MIH Ltd.* (Media)	2,055,625

TOTAL COMMON STOCKS
(Cost $435,446,947)		$ 469,221,293

Preferred Stocks – 1.9%

Germany – 1.9%
1,643	Porsche AG (Auto)	$ 5,659,266
91,260	Rhoen-Klinikum AG Non-Voting (Health)	4,001,384

		9,660,650

TOTAL PREFERRED STOCKS
(Cost $7,890,480)		$ 9,660,650

Units	Description	Value

Rights – 0.1%

Switzerland – 0.1%
578	Kudelski SA Rights exp. 09/09/00* (Electrical Equipment)	$ 572,359

TOTAL RIGHTS
(Cost $0)		$ 572,359

Warrants – 0.0%

France – 0.0%
3,600	IPSOS exp. 06/21/03* (Media)	$ 51,135
1,054	Jet Multimedia exp. 12/31/01* (Information Services)	53,334

		104,469

TOTAL WARRANTS
(Cost $0)		$ 104,469

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Principal Amount	Interest Rate	Maturity Date	Value

Short-Term Obligation – 6.1%

State Street Bank & Trust Euro – Time Deposit
$31,658,000	6.56%	09/01/2000	$ 31,658,000

TOTAL SHORT-TERM OBLIGATION
(Cost $31,658,000)			$ 31,658,000

TOTAL INVESTMENTS
(Cost $474,995,427)			$511,216,771

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

As a % of total net assets

Common and Preferred Stock Industry Classifications†

Airlines	0.3%
Apparel	0.3
Auto	2.7
Banks	3.3
Broadcasting	0.7
Business Services	12.5
Chemicals	1.4
Computer Hardware	1.0
Computer Software	3.7
Construction	2.6
Consumer Durables	0.8
Consumer Non-Durables	0.5
Department Store	0.8
Diversified Industrial Manufacturing	0.8
Electrical Equipment	8.2
Electronic Components	0.3
Electronics Equipment	2.1
Energy Resources	4.6
Entertainment	0.9
Food & Beverage	2.0
Grocery	3.2
Health	2.3
Heavy Machinery	0.3
Home Products	1.1
Industrial Equipment	0.6
Industrial Parts	0.3
Information Services	2.1
Insurance	1.2
Internet Software	0.5
Leisure	0.4
Machinery	1.4
Manufacturing	0.4
Media	3.3
Medical Providers	0.9
Mining	0.9
Multi-Industry	1.7
Packaging	1.0
Publishing	1.8
Real Estate	6.9
Restaurants	0.7
Specialty Retail	4.9
Telecommunications	3.3
Tobacco	0.6
Transportation	1.0
Wholesale	1.6

TOTAL COMMON AND PREFERRED STOCK	91.9%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Assets and Liabilities
August 31, 2000

Assets:

Investment in securities, at value (identified cost $474,995,427)	$511,216,771
Cash, at value	249,855
Receivables:
Fund shares sold	9,055,359
Variation margin (a)	2,212,513
Investment securities sold, at value	1,032,274
Reimbursement from investment adviser	308,889
Dividends and interest, at value	284,897
Deferred organization expenses, net	9,110
Other assets, at value	109,272

Total assets	524,478,940

Liabilities:

Payables:
Investment securities purchased, at value	2,336,896
Amounts owed to affiliates	675,138
Accrued expenses and other liabilities, at value	193,012

Total liabilities	3,205,046

Net Assets:

Paid-in capital	455,064,418
Accumulated net realized gain from investment, futures and foreign currency related transactions	29,485,884
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	36,723,592

NET ASSETS	$521,273,894

Net asset value, offering and redemption price per share: (b)
Class A	$16.12
Class B	$15.98
Class C	$15.97
Institutional	$16.37
Service	$16.16

Shares outstanding:
Class A	20,331,035
Class B	176,944
Class C	229,926
Institutional	11,429,500
Service	156

Total shares of beneficial interest outstanding, $.001 par value (unlimited number of shares authorized)	32,167,561

(a)	Includes approximately $1,013,000 relating to initial margin requirements for futures transactions.
(b)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $17.06. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Operations
For the Year Ended August 31, 2000
Investment income:

Dividends (a)	$ 2,382,282
Interest	1,300,982

Total income	3,683,264

Expenses:

Management fees	3,541,196
Distribution and Service fees (b)	922,587
Custodian fees	685,097
Transfer Agent fees (c)	388,659
Registration fees	135,615
Professional fees	45,155
Trustee fees	8,900
Amortization of deferred organization expenses	2,284
Other	112,627

Total expenses	5,842,120

Less — expense reductions	(505,703)

Net expenses	5,336,417

NET INVESTMENT LOSS	(1,653,153)

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	34,584,583
Futures transactions	(245,020)
Foreign currency related transactions	337,440
Net change in unrealized gain (loss) on:
Investments	16,371,022
Futures	477,017
Translation of assets and liabilities denominated in foreign currencies	1,124

Net realized and unrealized gain on investment, futures and foreign currency related transactions	51,526,166

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,873,013

(a)	Foreign taxes withheld on dividends were $357,765.
(b)	Class A, Class B and Class C had Distribution and Service fees of $881,543, $17,389 and $23,655, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $334,985, $3,304, $4,495, $45,874 and $1, respectively.
The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statements of Changes in Net Assets

	For the Year Ended August 31, 2000	For the Seven Months Ended August 31, 1999	For the Period Ended January 31, 1999 (a)

From operations:

Net investment loss	$ (1,653,153)	$ (173,328)	$ (147,894)
Net realized gain from investment, futures and foreign currency related transactions	34,677,003	3,660,821	232,160
Net change in unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	16,849,163	17,316,915	2,557,514

Net increase in net assets resulting from operations	49,873,013	20,804,408	2,641,780

Distributions to shareholders:

In excess of net investment income
Class A Shares	—	—	—
Class B Shares	—	—	—
Class C Shares	—	—	—
Institutional Shares	—	(3,921)	(21,659)
Service Shares	—	—	—
From net realized gains
Class A Shares	(3,818,699)	—	—
Class B Shares	(23,470)	—	—
Class C Shares	(31,640)	—	—
Institutional Shares	(3,219,751)	—	—
Service Shares	(79)	—	—

Total distributions to shareholders	(7,093,639)	(3,921)	(21,659)

From share transactions:

Proceeds from sales of shares	421,373,628	58,890,454	81,743,079
Reinvestment of dividends and distributions	4,607,275	2,349	8,522
Cost of shares repurchased	(83,439,939)	(14,124,187)	(13,987,269)

Net increase in net assets resulting from share transactions	342,540,964	44,768,616	67,764,332

TOTAL INCREASE	385,320,338	65,569,103	70,384,453

Net assets:

Beginning of period	135,953,556	70,384,453	—

End of period	$521,273,894	$135,953,556	$70,384,453

Accumulated net investment loss	$ —	$ —	$ (106,697)

(a)	Commencement date of operations was May 1, 1998 for all share classes.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements
August 31, 2000
1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Goldman Sachs International Small Cap Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions, and Financial Highlights of the Fund are included for the seven months ended August 31, 1999 and the year ended January 31, 1999.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of the Fund based upon the relative proportion of net assets.

C.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gains distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

        At August 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $476,252,872. Accordingly, the gross unrealized gain on investments was $63,977,182 and the gross unrealized loss on investments was $29,013,283 resulting in a net unrealized gain of $34,963,899.

D.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending upon the nature of the expense.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements (continued)
August 31, 2000

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

        Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E. Deferred Organization Expenses — Organization-related costs are amortized on a straight-line basis over a period of five years.

F.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

G.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“ GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, GSAMI, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.20% of the average daily net assets of the Fund.

        The investment adviser has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.16% of the average daily net assets of the Fund. For the year ended August 31, 2000, the adviser reimbursed approximately $501,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2000, Custody fees were reduced by approximately $5,000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $2,168,000 for the year ended August 31, 2000.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

3. AGREEMENTS (continued)

        Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.

As of August 31, 2000, the amounts owed to affiliates were approximately $487,000, $133,000 and $55,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

        Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the year ended August 31, 2000, were $513,837,934 and $202,918,134, respectively. For the year ended August 31, 2000, Goldman Sachs earned approximately $3,000 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the Fund.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At August 31, 2000, the Fund had no open forward foreign exchange contracts.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss.

At August 31, 2000 the following futures contracts were open as follows:

Type	Number of Contracts Long	Settlement Month	Market Value	Unrealized Gain

FTSE 100	199	Sep-00	$19,312,875	$504,809

				$504,809

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements (continued)
August 31, 2000
5. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended August 31, 2000, the Fund did not have any borrowings under any of these facilities.

6. CHANGE IN INDEPENDENT ACCOUNTANTS

On October 26, 1999 the Board of Trustees of the Fund, upon the recommendation of the Board’s audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund’s independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999 and the fiscal year ended January 31, 1999, Arthur Andersen LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

7. CERTAIN RECLASSIFICATIONS

In accordance with statement of position 93-2, the Fund has reclassified $1,650,869 and $2,284 from accumulated net investment gain and paid-in capital, respectively to accumulated net investment loss. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

8. SUMMARY OF SHARE TRANSACTIONS

Share activity for the:
	For the Year Ended August 31, 2000		For the Seven Months Ended August 31, 1999		For the Period Ended January 31, 1999 (a)
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	19,003,047	$297,708,611	2,607,810	$32,403,673	3,789,828	$39,461,070
Reinvestment of dividends and distributions	157,580	2,229,751	—	—	—	—
Shares repurchased	(4,075,523)	(64,277,773)	(470,755)	(5,480,465)	(680,952)	(6,496,553)

	15,085,104	235,660,589	2,137,055	26,923,208	3,108,876	32,964,517

Class B Shares
Shares sold	204,200	3,281,798	6,837	79,235	24,738	250,752
Reinvestment of dividends and distributions	1,259	17,723	—	—	—	—
Shares repurchased	(51,476)	(813,483)	(3,975)	(41,451)	(4,639)	(43,306)

	153,983	2,486,038	2,862	37,784	20,099	207,446

Class C Shares
Shares sold	654,778	10,258,693	21,336	268,279	19,740	196,453
Reinvestment of dividends and distributions	2,170	30,550	—	—	—	—
Shares repurchased	(458,758)	(7,319,550)	(6,059)	(68,915)	(3,281)	(32,610)

	198,190	2,969,693	15,277	199,364	16,459	163,843

Institutional Shares
Shares sold	7,042,187	110,124,526	2,231,140	26,139,267	4,172,165	41,833,210
Reinvestment of dividends and distributions	162,879	2,329,172	183	2,349	851	8,522
Shares repurchased	(703,368)	(11,028,965)	(773,017)	(8,533,356)	(703,520)	(7,414,800)

	6,501,698	101,424,733	1,458,306	17,608,260	3,469,496	34,426,932

Service Shares
Shares sold	—	—	—	—	161	1,594
Reinvestment of dividends and distributions	6	79	—	—	—	—
Shares repurchased	(11)	(168)	—	—	—	—

	(5)	(89)	—	—	161	1,594

NET INCREASE	21,938,970	$342,540,964	3,613,500	$44,768,616	6,615,091	$67,764,332

(a)	The Fund commenced operations on May 1, 1998 for all share classes.

Goldman Sachs International Small Cap Fund — Tax Information (unaudited)

        For the distribution paid during the year ended August 31, 2000, the total amount of income received by the International Small Cap Equity Fund from sources within foreign countries and possessions of the United States was $0.0403 per share all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0060 per share. A separate notice containing the country by country components of these totals has been previously mailed to the shareholders.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

		Income from investment operations				Distributions to shareholders

	Net asset value, beginning of period	Net investment loss		Net realized and unrealized gain	Total income from investment operations	In excess of net investment income	From net realized gains	Total distributions

FOR THE YEAR ENDED AUGUST 31,

2000 - Class A Shares	$13.24	$(0.12	) (c)	$3.52	$3.40	$ —	$(0.52)	$(0.52)
2000 - Class B Shares	13.19	(0.18	) (c)	3.49	3.31	—	(0.52)	(0.52)
2000 - Class C Shares	13.19	(0.19	) (c)	3.49	3.30	—	(0.52)	(0.52)
2000 - Institutional Shares	13.35	(0.03	) (c)	3.57	3.54	—	(0.52)	(0.52)
2000 - Service Shares	13.24	(0.10	) (c)	3.54	3.44	—	(0.52)	(0.52)

FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	10.62	(0.03)		2.65	2.62	—	—	—
1999 - Class B Shares	10.61	(0.08	) (c)	2.66	2.58	—	—	—
1999 - Class C Shares	10.61	(0.08	) (c)	2.66	2.58	—	—	—
1999 - Institutional Shares	10.66	—		2.69	2.69	—	—	—
1999 - Service Shares	10.61	(0.02)		2.65	2.63	—	—	—

FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.04)		0.66	0.62	—	—	—
1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.10)		0.71	0.61	—	—	—
1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.06)		0.67	0.61	—	—	—
1999 - Institutional Shares (commenced May 1, 1998)	10.00	—		0.67	0.67	(0.01)	—	(0.01)
1999 - Service Shares (commenced May 1, 1998)	10.00	(0.02)		0.63	0.61	—	—	—

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.

(b)	Annualized.

(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

							Ratios assuming no expense reductions

Net asset value, end of period	Total return (a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of net investment loss to average net assets		Ratio of expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate

$16.12	26.26%	$327,697	2.05%		(0.79)%		2.22%		(0.96)%		73.43%
15.98	25.66	2,827	2.55		(1.16)		2.72		(1.33)		73.43
15.97	25.58	3,672	2.55		(1.23)		2.72		(1.40)		73.43
16.37	27.12	187,075	1.40		(0.19)		1.57		(0.36)		73.43
16.16	26.57	3	1.90		(0.63)		2.07		(0.80)		73.43

13.24	24.67	69,458	2.05	(b)	(0.68	) (b)	2.42	(b)	(1.05	) (b)	58.81
13.19	24.32	303	2.55	(b)	(1.16	) (b)	2.92	(b)	(1.53	) (b)	58.81
13.19	24.32	419	2.55	(b)	(1.21	) (b)	2.92	(b)	(1.58	) (b)	58.81
13.35	25.24	65,772	1.40	(b)	(0.05	) (b)	1.77	(b)	(0.42	) (b)	58.81
13.24	24.79	2	1.90	(b)	(0.35	) (b)	2.27	(b)	(0.72	) (b)	58.81

10.62	6.20	33,002	2.02	(b)	(1.03	) (b)	3.60	(b)	(2.61	) (b)	96.11
10.61	6.10	213	2.51	(b)	(1.30	) (b)	4.09	(b)	(2.88	) (b)	96.11
10.61	6.10	175	2.51	(b)	(1.45	) (b)	4.09	(b)	(3.03	) (b)	96.11
10.66	6.67	36,992	1.40	(b)	(0.19	) (b)	2.98	(b)	(1.77	) (b)	96.11
10.61	6.10	2	1.90	(b)	(0.26	) (b)	3.48	(b)	(1.84	) (b)	96.11

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of Goldman Sachs Trust — International Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs International Small Cap Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statements of changes in net assets and financial highlights of the Fund for the periods ended August 31, 1999 and January 31, 1999 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 23, 2000

GOLDMAN SACHS FUND PROFILE

Goldman Sachs

International Small Cap Fund

An Investment Idea for the Long Term

History has shown that a long-term plan that includes international stocks can help provide greater protection against market volatility over time than a portfolio that invests only in U.S. stocks.

Goldman Sachs International Small Cap Fund provides investors access to the benefits associated with international investing. The Fund seeks long-term capital growth, primarily through equity securities of smaller capitalization companies located outside of the United States.

Target Your Needs

The Goldman Sachs International Small Cap Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

For More Information

To learn more about the Goldman Sachs International Small Cap Fund and other Goldman Sachs Funds, call your investment professional today.

*The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES
Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS
Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell the securities it holds without a substantial drop in price, if at all.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2000 / 00-1383 INTLSMCAPAR / 13K / 10-00